FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND

Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FOUR OPTIONS HERE: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND ). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR
INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF
YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND) PROXY MATERIAL? THE PACKAGE WAS DATED EARLY MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 8"x11" envelope (Natural Resources proxy material is in a "6x9" envelope) with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting June 18, 1997. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 18TH (9:00 am for Advisor VIII and 9:45 am for Advisor V, in case someone asks the time). IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JUNE 18. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 617-871-2569.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.
If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800-522-7297. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal(s).
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN." (TWO OPTIONS):
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
    Please see the following grid for the applicable proposals to each fund and share class.

      FIDELITY ADVISOR                             FIDELITY ADVISOR                        FIDELITY ADVISOR EMERGING
      STRATEGIC OPPORTUNITIES FUND                 STRATEGIC INCOME FUND                   MARKETS INCOME FUND

  Class   Class   Class   Initial   Institutional   Class   Class   Class   Institutional   Class   Class   Class   Institutional
  A       B       T       Class     Class           A       B       T       Class           A       B       T       Class

(1) To elect a board of
  X       X       X       X         X               X       X       X       X               X       X       X       X
Trustees

(2) To ratify the selection of
  X       X       X       X         X               X       X       X       X               X       X       X       X
Coopers & Lybrand L.L.P. as
independent accountants of
the trust

(3) To amend the Declaration
  X       X       X       X         X               X       X       X       X               X       X       X       X
of Trust to provide
dollar-based voting rights for
shareholders of the trust

(4) To amend the Declaration
  X       X       X       X         X               X       X       X       X               X       X       X       X
of Trust regarding shareholder
notification of appointment of
Trustees

(5) To amend the Declaration
  X       X       X       X         X               X       X       X       X               X       X       X       X
of Trust to provide each fund
with the ability to invest all of
its assets in another open-end
investment company with
substantially the same
investment objective and
policies



      FIDELITY ADVISOR                               FIDELITY ADVISOR                         FIDELITY ADVISOR EMERGING
      STRATEGIC OPPORTUNITIES FUND                   STRATEGIC INCOME FUND                    MARKETS INCOME FUND


  Class   Class   Class   Initial   Institutional   Class   Class   Class   Institutional   Class   Class   Class   Institutional
  A       B       T       Class     Class           A       B       T       Class           A       B       T       Class

(6) To adopt a new
  X       X       X       X         X
fundamental investment policy
for Strategic Opportunities
Fund to permit the fund to
invest all of its assets in
another open-end investment
company with substantially
the same investment objective
and policies

(7) To approve an amended
  X       X       X       X         X
management contract for
Strategic Opportunities Fund

(8) To approve an amended                           X       X       X       X
management contract for
Strategic Income Fund

(9) To approve an amended                                                                   X       X       X       X
management contract for
Emerging Markets Income
Fund

(10) To approve an amended
  X       X       X       X         X
Sub-Advisory Agreement
between Strategic
Opportunities Fund and FMR
Far East

(11) To approve an amended
  X       X       X       X         X
Sub-Advisory Agreement
between Strategic
Opportunities Fund and FMR
U.K.

(12) To amend the Class B
          X                                                                                         X
Distribution and Service Plan
for Strategic Opportunities
Fund and Emerging Markets
Income Fund

(13) To amend the Class T
                  X                                                                                         X
Distribution and Service Plan
for Strategic Opportunities
Fund and Emerging Markets
Income Fund

(14) To approve an agreement
  X       X       X       X         X
and plan providing for the
reorganization of Strategic
Opportunities Fund

(15) To approve an agreement                        X       X       X       X
and plan providing for the
reorganization of Strategic
Income Fund

(16) To amend the
  X       X       X       X         X
fundamental investment
limitation on diversification
for Strategic Opportunities
Fund to permit increased
investment in the securities of
any single issuer

(17) To amend Strategic
  X       X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning
diversification to exclude
investments in other
investment companies from
the limtation

(18) To amend the
X         X       X       X         X
fundamental investment
limitation concerning real
estate for Strategic
Opportunities Fund

(19) To amend Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning senior
securities

(20) To eliminate Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning short
sales of securities and replace
it with a similar
non-fundamental investment
limitation

(21) To eliminate Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning margin
purchases and replace it with a
similar non-fundamental
investment limitation

(22)  To amend Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning
borrowing

(23) To amend Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning the
underwriting of securities

(24) To amend Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning the
concentration of its
investments in a single
industry

(25) To emend Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning lending

(26) To eliminate Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning
investments in other
investment companies

(27) To eliminate Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning
investing in oil, gas, and
mineral exploration programs

(28) To eliminate Strategic
X         X       X       X         X
Opportunities Fund's
fundamental investment
limitation concerning
investments in securities of
newly-formed issuers.


FIDELITY ADVISOR NATURAL RESOURCES FUND
THE PROPOSALS ARE "(1) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND; (2) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY; (3) TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION AND TO CHANGE THE FUND'S CLASSIFICATION TO A NON-DIVERSIFIED FUND; (4) TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER." DO YOU VOTE "FOR," "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)
 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 18TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX THE FRONT AND BACK OF YOUR SIGNED PROXY CARD TO 617-871-2569. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND,
FIDELITY ADVISOR NATURAL RESOURCES FUND
LOG SHEET
                                             Date__________________
                                             DF King Rep_________________
Address Correction
Social Security No.(record from database; do not ask shareholder)________ Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor V Advisor VIII
Proxy Card Only ________ ____________ ___________
Full Proxy Kit  __________ ____________ ___________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY ADVISOR EMERGING MARKETS INCOME FUND,
FIDELITY ADVISOR NATURAL RESOURCES FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND).
I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (FOUR OPTIONS: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND, FIDELITY ADVISOR STRATEGIC INCOME FUND, FIDELITY EMERGING MARKETS INCOME FUND, FIDELITY ADVISOR NATURAL RESOURCES FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL ME AT 1-800-848-3155 . THANK YOU FOR YOUR TIME.